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                                                                    EXHIBIT 10.3
                                                                    ------------
                           STOCK  PURCHASE  AGREEMENT
                           --------------------------

     THIS STOCK PURCHASE Agreement ("Agreement") dated as of the 18th day of March, 1997 among PONTOTOC BANCSHARES CORP., a Mississippi corporation ("BancShares"), FIRST NATIONAL BANK OF PONTOTOC, a national banking association (the "Bank"), UNION PLANTERS CORPORATION, a Tennessee corporation ("UPC"), DOTY INVESTMENTS, L.P., a Mississippi limited partnership ("Doty Investments"), MARTHA W. DOTY of Birmingham, Alabama ("Doty"), GERRY G. JONES of Jackson, Mississippi ("Jones") and ALL SAINTS EPISCOPAL CHURCH OF MEMPHIS, TENNESSEE ("All Saints"). UPC, Doty Investments, Doty, Jones and All Saints are sometimes referred to as Seller or collectively as Sellers.

                                R E C I T A L S

     WHEREAS, UPC entered into a certain Stock Purchase Agreement with Doty Investments, Doty, Jones and All Saints dated as of October 17, 1996 (the "UP/Doty Agreement") in which, subject to certain conditions, UPC agreed to purchase and the other parties agreed to sell certain shares of common stock in the Bank (the "Bank Stock");

     WHEREAS, on December 31, 1997, pursuant to the UP/Doty Agreement, UPC purchased two hundred sixty-four (264) shares of the Bank Stock from All Saints (the "All Saints Stock") and entered into an agreement with All Saints that day regarding certain continuing obligations from UPC to All Saints (the "All Saints Agreement");

     WHEREAS, the UP/Doty Agreement was modified and extended by letter agreements dated December 13, 1996, December 31, 1996 and January 13, 1997, respectively (collectively, the "UP/Doty Extension");

     WHEREAS, the Bank entered into Stock Purchase Agreements with Doty Investments, Doty and Jones, each dated as of January 31, 1997 (collectively, the "Bank/Doty Agreements"), in which the Bank agreed, subject to certain conditions, to purchase (or cause to be purchased) and the other parties agreed to sell the Bank Stock (not including the All Saints Stock);

     WHEREAS, UPC, Doty Investments, Doty, Jones and All Saints wish to terminate the UP/Doty Agreement (as extended by the UP/Doty Extension) pursuant to Section 9.1(a) of the UP/Doty Agreement and the All Saints Agreement and to fully and unconditionally release one another from any further obligations or liability of any nature whatsoever with respect to the Doty Agreement (as extended by the UP/Doty Extension) and the All Saints Agreement (subject, however, to the exceptions specifically set forth in this Agreement), and Doty Investments, Doty, Jones, BancShares and the Bank wish to make certain modifications to the Bank/Doty Agreements, and all parties wish to enter into certain other agreements;
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     NOW, THEREFORE, the parties agree as follows:

                                   ARTICLE 1.

                       CANCELLATION OF UP/DOTY AGREEMENT
                            AND ALL SAINTS AGREEMENT

     UPC, Doty Investments, Doty, Jones and All Saints agree that the UP/Doty Agreement, the UP/Doty Extension and the All Saints Agreement will each be terminated by mutual consent effective at the time of the UPC Closing, as defined below. Thereafter, no party to the UP/Doty Agreement, the UP/Doty Extension or the All Saints Agreement will have any further rights or obligations under the respective agreements except as set for in Paragraph 10.11 of the UP/Doty Agreement which shall survive the UPC Closing and except that the representations and warranties of All Saints in Article 5 of the UP/Doty Agreement shall survive the UPC Closing.

                                   ARTICLE 2.

                       AMENDMENTS TO BANK/DOTY AGREEMENTS

     The Bank, Doty Investments, Doty and Jones, respectively, agree that the Bank/Doty Agreements are amended as follows effective upon the UPC Closing:

     2.1. Paragraph 2.2, Closing, of the Bank/Doty Agreement with Doty Investments is amended by deleting the words "not prior to April 1, 1997 and in any event" from Paragraph 2.2 so that Paragraph 2.2 of the agreement reads as follows:

                2.2. Closing. A closing (the "Closing") shall be held at the offices of the Company on a date (the "Closing Date") and at the time of day to be agreed upon by the parties, no later than May 31, 1997. At the Closing, the Shareholder shall deliver to the Company stock certificates evidencing and representing the FNB Stock duly endorsed in blank for transfer or accompanied by appropriate stock powers duly executed in blank.

     2.2. Paragraph 2.2, Closing, of the Bank/Doty Agreement with Martha W. Doty and Gerry G. Jones is amended by deleting the words "not prior to April 1, 1997 and in any event" from Paragraph 2.2 so that Paragraph 2.2 of the agreements reads as follows:

                2.2. Closing. A closing (the "Closing") shall be held at the offices of the Company on a date (the "Closing Date") and at the time of day to be agreed upon by the parties, no later than April 11, 1997. At the Closing, the Shareholder shall deliver to the Company stock certificates evidencing and representing the FNB Stock duly endorsed in blank for transfer or accompanied by appropriate stock powers duly executed in blank.

                                       2
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     2.3.  Paragraph 5.1, Ownership:  No Liens or Impediments to Transfer, of
the Bank/Doty Agreement with Doty Investments is amended by deleting the reference to the UPC Agreement in Paragraph 5.1 so that Paragraph 5.1 of the agreement with Doty Investments reads as follows:

                5.1. Ownership: No Liens or Impediments to Transfer. The Shareholder beneficially owns 4,936 shares of stock in the Company. All such shares of FNB Stock are owned free and clear of any liens or encumbrances of any nature, and when transferred by the Shareholder to the Company in accordance with this Agreement, such shares will be transferred free and clear of any liens or encumbrances, and the Shareholder has not directly or indirectly, entered into any agreement or arrangement of any nature to sell, transfer, assign, pledge, lend, hypothecate or alienate in any manner the stock, or entered into a voting trust or similar arrangement with respect to the voting of such shares other than this Agreement.

     2.4. Paragraph 5.1, Ownership: No Liens or Impediments to Transfer, of the Bank/Doty Agreement with Doty is amended by deleting the reference to the UPC Agreement in Paragraph 5.1 so that Paragraph 5.1 of the agreement with Doty reads as follows:

                5.1. Ownership: No Liens or Impediments to Transfer. The Shareholder beneficially owns 250 shares of stock in the Company. All such shares of FNB Stock are owned free and clear of any liens or encumbrances of any nature, and when transferred by the Shareholder to the Company in accordance with this Agreement, such shares will be transferred free and clear of any liens or encumbrances, and the Shareholder has not directly or indirectly, entered into any agreement or arrangement of any nature to sell, transfer, assign, pledge, lend, hypothecate or alienate in any manner the stock, or entered into a voting trust or similar arrangement with respect to the voting of such shares other than this Agreement.

     2.5. Paragraph 5.1, Ownership: No Liens or Impediments to Transfer, of the Bank/Doty Agreement with Jones is amended by deleting the reference to the UPC Agreement in Paragraph 5.1 so that Paragraph 5.1 of the agreement with Jones is amended to read as follows:

                5.1. Ownership: No Liens or Impediments to Transfer. The Shareholder beneficially owns 1,107 shares of stock in the Company. All such shares of FNB Stock are owned free and clear of any liens or encumbrances of any nature, and when transferred by the Shareholder to the Company in accordance with this Agreement, such shares will be transferred free and clear of any liens or encumbrances, and the Shareholder has not directly or indirectly, entered into any agreement or arrangement of any nature to sell, transfer, assign, pledge, lend, hypothecate or alienate in any manner the stock, or entered into a voting trust or

                                       3
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           similar arrangement with respect to the voting of such shares other than this Agreement.

     2.6. Paragraph 9.1, Termination, is amended by deleting subparagraph (d) of Paragraph 9.1 so that Paragraph 9.1 of each Bank/Doty Agreement reads as follows:

                9.1. Termination. This Agreement may be terminated at any time prior to the Closing, as follows:

                      (a) By mutual consent in writing of the Company and the
                          Shareholder;

                      (b) By the Company if the conditions set forth in Sections
                          8.2 or 8.3 shall not have been satisfied in all material respects as of the Closing Date, or by the Shareholder if the conditions set forth in Section 8.1 or 8.3 shall not have been satisfied in all material respects as of the Closing Date, and such failures shall not have been waived prior to the Closing;

                      (c) At its option, by the Company or by the Shareholder if there shall have been a material breach of any obligation of the other party and such breach shall not have been remedied within thirty (30) days after receipt by the breaching party of written notice from the other party specifying the nature of such breach and requesting that it be remedied.

     If a party should elect to terminate this Agreement pursuant to subsections
(b) or (c) of this Section 9.1, it shall give notice to the other party, in writing, of its election in the manner prescribed in Section 10.1.

                                   ARTICLE 3.

                         PURCHASE OF ALL SAINTS STOCK/
                       CANCELLATION OF UP/DOTY AGREEMENT
                            AND ALL SAINTS AGREEMENT

     3.1. UPC and BancShares agree as follows:

          (a) UPC agrees to sell and BancShares agrees to purchase the All Saints Stock. UPC, Doty Investments, Doty, Jones and All Saints agree to terminate the UP/Doty Agreement (as modified by the UP/Doty Extension), and UPC and All Saints agree to terminate the All Saints

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Agreement, as of the effective time of the UPC Closing (as defined below), in accordance with the provisions of Article 1 of this Agreement and Section 9.1(a) of the UP/Doty Agreement.

          (b) BancShares agrees to pay to UPC, by wire transfer of same day funds to an account designated by UPC, Two Hundred Thirty-Four Thousand Three Hundred Dollars ($234,300.00) in consideration for the purchase of the All Saints Stock and Five Hundred Seventy-Five Thousand Dollars ($575,000.00) in consideration for UPC's agreement to terminate the UP/Doty Agreement (and the UP/Doty Extension). At the time of the UPC Closing, UPC will pay to All Saints the sum of Ten Thousand Four Hundred Twenty-Eight Dollars ($10,428.00) as additional purchase price for the All Saints Stock so that the total purchase price per share paid by UPC to All Saints for the All Saints Stock (when added to that already paid to All Saints) will be Eight Hundred Eighty-Seven Dollars and Fifty Cents ($887.50) per share.

          (c) A Closing (the "UPC Closing") shall take place at a mutually agreeable time and place no later than March 18, 1997. All payments being made pursuant to this Article 3 shall be made at the UPC Closing.

          (d) Except as provided in the last sentence of this subparagraph, effective as of the time of the UPC Closing, Doty Investments, Doty, Jones and All Saints, for themselves, their heirs, successors and assigns, do release and forever discharge UPC from any and all liability or obligation of any nature arising from the UP/Doty Agreement, the UP/Doty Extension and the All Saints Agreement, respectively, and from any and all liability of any nature arising from the transactions contemplated in the foregoing agreements. Likewise, effective as of the time of the UPC Closing, UPC, for itself, its successors and assigns, does release and forever discharge Doty Investments, Doty, Jones and All Saints from any and all liability or obligation of any nature arising from the UP/Doty Agreement, the UP/Doty Extension and the All Saints Agreement, respectively, and from any and all liability of any nature arising from the transactions contemplated in the foregoing agreements. This release shall not affect the parties' obligations under Paragraph 10.11 of the UP/Doty Agreement, nor shall it affect the warranties of All Saints in Article 5 of the UP/Doty Agreement.

                                   ARTICLE 4.

                              PURCHASE OF STOCK OF
                        DOTY INVESTMENTS, DOTY AND JONES

     Doty Investments, Doty and Jones agree to sell their shares of Bank Stock (being 4,936, 250 and 1,107 shares, respectively) to BancShares and BancShares agrees to purchase such shares for the purchase price of Eight Hundred Eighty-One Dollars and Fifty Cents ($881.50) per share payable in readily available funds at Closing. A Closing (the "Doty Closing") shall be held at a time and place mutually agreeable to the parties, but in no event later than April 11, 1997 in the case of the purchase from Doty and Jones, or later than May 31, 1997 in the case of the purchase from Doty Investments.

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                                   ARTICLE 5.

                           PURCHASE PRICE ADJUSTMENT

     5.1. General. The purchase price of the shares of the Bank Stock (including the All Saints Stock) shall be adjusted in the case of any reclassification, reorganization, recapitalization, stock split, reverse stock split, stock dividend or distribution, subdivision, combination or exchange of the outstanding shares of the Bank, or reorganization of the Bank as a wholly owned subsidiary of a bank holding company, so that BancShares shall be entitled to acquire all of the shares of Bank common stock and other capital stock of the Bank or capital stock issued in any combination or exchange for the former Bank stock, beneficially owned or controlled by the selling party for the same aggregate consideration as if such transaction had not occurred. This provision shall similarly apply to successive reclassifications, reorganizations, stock dividends or distributions, subdivisions, combinations or exchanges, consolidations, mergers, sales or transfers.

     5.2. Doty Investments Stock. If the Bank Stock has not been purchased from Doty Investments on or before April 11, 1997, the purchase price (for any Bank Stock not purchased on or before April 11, 1997) shall be increased by Nine Dollars ($9.00) per share. If the closing has not occurred by May 1, 1997, the purchase price (for any Bank Stock not purchased on or before May 1, 1997) shall be increased by an additional Ten Dollars ($10.00) per share. If the closing has not occurred on or before April 11, 1997, BancShares shall pay to Doty Investments a non-refundable earnest money payment of ten percent (10%) of the purchase price.

                                   ARTICLE 6.

                  REPRESENTATIONS AND WARRANTIES OF BANCSHARES

     Both on the date hereof and as of each Closing, BancShares represents and warrants to UPC, Doty Investments, Doty and Jones as follows:

     6.1. Organization and Corporate Authority. BancShares is a Mississippi corporation duly organized, validly existing and in good standing under the laws of the State of Mississippi.

     6.2.  Authorization, Execution and Delivery; No Breach.

           (a) BancShares has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated in this Agreement; provided, however, that approval from the applicable regulatory authorities will be necessary for BancShares to actually purchase more than five percent (5%) of the outstanding Bank Stock. This Agreement has been duly executed and delivered by BancShares; has been effectively authorized by all necessary corporate action; and, upon execution and delivery, will constitute the legal, valid and enforceable obligation of BancShares, subject, as to enforceability, to applicable bankruptcy,

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insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and to the application of equitable principles and judicial discretion.

          (b) The execution and delivery of this Agreement, the payments being made to UPC, the purchase of the Bank Stock and the fulfillment of the terms hereof will not result in a violation or breach of any of the terms or provisions of, or constitute a default under (or an event which, with the passage of time or the giving of notice or both, would constitute a default under), or conflict with, or permit the acceleration of any obligation under, any material mortgage, lease, covenant, agreement, indenture or other instrument to which BancShares is a party or by which BancShares or any of its material assets are bound; the corporate charter and bylaws of BancShares; or any material judgment, decree, order or award of any court, governmental body or arbitrator by which BancShares is bound; or any material permit, concession, grant, franchise, license, law, statute, ordinance, rule or regulation applicable to BancShares; or result in the creation of any lien, claim, security interest, encumbrance, charge, restriction or right of any third party of any kind whatsoever upon the property or assets of BancShares.

     6.3. No Legal Bar. BancShares is not a party to, subject to or bound by any agreement, judgment, order, letter of understanding, writ, prohibition, injunction or decree of any court or other governmental body of competent jurisdiction, or any law which would prevent the execution and delivery of this Agreement, the payments to be made to UPC or the purchase of the Bank Stock, and no action or proceeding is pending or, to the best of the knowledge of BancShares, threatened against BancShares in which the validity of this Agreement, the payments to be made to UPC, the purchase by BancShares of the Bank Stock or any action which has been taken by any of such parties in connection herewith or in connection with any of the transactions contemplated hereby is at issue.

     6.4. Government and Other Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state or local governmental authority is required to be made or obtained by BancShares in connection with the execution and delivery of this Agreement, the consummation of the transactions contemplated in Article 3 of this Agreement, or purchase of the Bank Stock from the Sellers contemplated hereby, except the prior approval of the Board of Governors of the Federal Reserve System is required for BancShares to actually purchase five percent (5%) or more of the outstanding Bank Stock. Other than receipt of such bank regulatory approval, which is not applicable to the transactions contemplated by Article 3 of this Agreement, or to the purchase of the Bank Stock from Doty and Jones, BancShares is not aware of any other fact that would lead it to believe that any other approval is required or necessary for it to consummate each of the transactions contemplated by this Agreement.

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                                 ARTICLE 7.

                   REPRESENTATIONS AND WARRANTIES OF SELLERS

          Both as of the date hereof and as of each applicable Closing, Sellers severally represent and warrant (as to themselves, but not for any others) to BancShares as follows:

          7.1. Ownership: No Liens or Impediments to Transfer. Seller (other than All Saints) beneficially owns the number of shares of Bank Stock set forth in this Agreement. All such shares are owned free and clear of any liens or encumbrances of any nature, and when transferred by Seller in accordance with this Agreement, such shares will be transferred free and clear of any liens or encumbrances, and each party has not directly or indirectly, entered into any agreement or arrangement of any nature to sell, transfer, assign, pledge, lend, hypothecate or alienate in any manner the stock or entered into a voting trust or similar arrangement with respect to the voting of such shares other than this Agreement, the UP/Doty Agreement and, in the case of Doty Investments, Doty and Jones, the Bank/Doty Agreements. All Saints owns no shares of Bank Stock.

          7.2.  Authority.

                (a) Seller has all requisite power and authority to execute and deliver this Agreement, to abide by the covenants made hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and enforceable obligations of Seller, subject, as to enforceability, to applicable bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and to the application of equitable principles and judicial discretion.

                (b) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the fulfillment of the terms hereof, will not result in a violation or breach of any of the terms or provisions of, or constitute a default under (or an event which, with the passage of time or the giving of notice, or both, would constitute a default under) or conflict with, or permit the acceleration of, a material obligation under any material mortgage, lease, covenant, agreement, indenture or other instrument to which Seller is a party or by which Seller is bound, directly or indirectly; or any material judgment, decree, order, regulatory letter of understanding or award of any court, governmental body, authority or arbitrator by which Seller is directly or indirectly bound; or any material permit, concession, grant, franchise, license, law, statute, ordinance, rule or regulation, applicable to Seller or Seller's properties or any of them; or result in the creation of any lien, claim, security interest, encumbrance, charge, restriction or right of any third party of any kind whatsoever upon the Bank Stock or upon any rights of Seller to receive the purchase price to be paid pursuant to this Agreement.

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          7.3.  No Legal Bar.  At the UPC Closing or the Doty Closing, as
applicable, Seller will not be bound by any agreement, judgment, order, letter of understanding, writ, prohibition, injunction or decree of any court or other governmental authority or body, or any law which would prevent the execution and delivery of this Agreement or the fulfillment of the terms hereof by Seller. No action or proceeding is pending against Seller which questions the validity of this Agreement or the transactions contemplated hereby.

          7.4. Government and Other Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with any federal, state or local governmental authority, landlord, licensor, shareholder, court, administrative agency, co-owner, spouse, trustee, co-trustee, beneficiary or other party is required to be made or obtained by Seller in connection with the execution and delivery of this Agreement, the fulfillment of the terms hereof by Seller, which have not already been obtained and which are in full force and effect.

                                   ARTICLE 8.

                            COVENANTS OF BANCSHARES

          8.1. Regulatory Approvals. BancShares shall obtain the necessary government approvals to acquire the Bank Stock from Doty Investments, Doty and Jones. BancShares shall pay all fees and expenses arising in connection with such applications for regulatory approval applicable to it. BancShares agrees to obtain such regulatory approvals and any other approvals and consents as may be required as promptly as practicable.

          8.2. Failure to Obtain Regulatory Approvals. If BancShares cannot obtain the required regulatory approvals to purchase the Bank Stock from Doty Investments by May 10, 1997, it may assign its rights under this Agreement to a person or persons not subject to such regulatory approvals and take such other action as is necessary in order that the transaction can be closed on or before May 31, 1997. BancShares shall advise Doty Investments in writing by May 15, 1997 of such assignment and the details of the assignees' obligations. Such assignment shall not relieve BancShares from its obligations to Doty Investments as set forth in this Agreement.

                                   ARTICLE 9.

                              COVENANTS OF SELLERS

          Sellers severally agree as follows:

          9.1. Dissenter's Rights. Seller shall not exercise dissenter's rights in connection with the merger of the Bank into an interim bank in connection with the formation by BancShares of a holding company under the Bank Holding Company Act; provided however, in the event that BancShares has not purchased (or caused to be purchased) the Bank Stock from Doty and Jones by April 11, 1997, or from Doty Investments by June 1, 1997, any Seller from whom stock has not been purchased may demand dissenter's rights from the Bank, and in such event, for purposes of such a dissent proceeding, Sellers and Bank agree that the value of the Bank Stock shall be Nine Hundred Ten Dollars ($910.00) per share. Each party will vote its shares in favor of the merger of the Bank into an interim bank as a part of the formation of a bank holding company if recommended by the Board of Directors of the Bank.

          9.2. No Additional Shares. After the date of this Agreement and prior to the UPC Closing and the Doty Closing, Sellers shall not voluntarily acquire, offer to acquire or solicit offers to sell, any additional shares of common stock of the Bank or any capital stock of BancShares. Nothing herein shall be deemed to prohibit a seller from acquiring additional shares of common stock of the Bank or other capital stock of the Bank pursuant to a dividend or other distribution undertaken by the Bank, or to acquire additional shares of common stock of the Bank or other capital stock by operation of law or by descent and distribution.

          9.3. Further Assistance. Sellers shall give such further assistance to BancShares and to UPC and shall execute, acknowledge and deliver all such documents and instruments as BancShares or UPC (in respect of the UPC Closing) may reasonably request, and take such further action as may be necessary or appropriate effectively to consummate the transactions contemplated by this Agreement.

                                  ARTICLE 10.

                             CONDITIONS TO CLOSING

          10.1. Conditions to the Obligations of Sellers to UPC Closing. Unless waived in writing by a Seller, the obligation of each Seller to consummate the transactions contemplated in Article 3 of this Agreement is subject to the satisfaction at or prior to the UPC Closing of the following conditions:

          (a) Performance. Each of the material acts and undertakings of BancShares to be performed on or prior to the UPC Closing shall have been duly performed;

          (b) Representations and Warranties. The representations and warranties of BancShares contained in Article 6 of this Agreement shall be true and complete, in all material respects, on and as of the UPC Closing with the same effect as though made on and as of the UPC Closing;

          (c) Documents. Seller shall have received the following documents and instruments:

              (1) A certificate signed by an authorized officer of BancShares dated as of the UPC Closing certifying that:

            a. BancShares' Board of Directors has duly adopted resolutions (copies of which shall be attached to such certificate) approving the substantive terms of this Agreement and authorizing the consummation of the transactions contemplated by this Agreement and certifying that such resolutions have not been amended or modified and remain in full force and effect; and

            b. Each person executing this Agreement on behalf of BancShares is an officer of BancShares holding the office or offices specified therein, with full power and authority to execute this Agreement and any and all other documents in connection herewith, and that the signature of each person set forth on such certificate is his or her genuine signature;

          (2) A certificate signed respectively by an authorized officer of BancShares stating that the conditions set forth in Section 10.2 of this Agreement have been fulfilled;

          (3) A certificate signed by each other Seller certifying that the person executing this Agreement has full power and authority to execute and deliver this Agreement and a certification that the warranties and representations of such Seller as set forth in this Agreement are true and correct and, in the case of Doty Investments and UPC, a certificate signed by an authorized officer of each dated as of the UPC Closing certifying that:

              a. The governing body of Doty Investments has duly adopted a resolution (a copy of which shall be attached to such certificate) approving the substantive terms of this Agreement and authorizing the consummation of the transactions contemplated in this Agreement and certifying that such resolution has not been amended or modified and remains in full force and effect; and

              b. Each person executing this Agreement on its behalf is an officer (or other authorized person) of the entity holding the office (or offices) specified therein, with full power and authority to execute this Agreement and any and all other documents in connection herewith and that the signature of each person set forth on such certificate is his or her genuine signature.

          10.2. Conditions to Obligations of BancShares to UPC Closing. Unless waived in writing by BancShares, the obligation of BancShares to consummate the transactions contemplated in Article 3 of this Agreement is subject to the satisfaction at or prior to the UPC Closing of the following conditions:

          (a) Performance. Each of the material acts and undertakings of Sellers to be performed at or before the UPC Closing shall have been duly performed;

          (b) Representations and Warranties. The representations and warranties of the Sellers contained in Article 7 of this Agreement shall be true and correct, in all material respects, on and as of the UPC Closing with the same effect as though made on and as of the UPC Closing; and

          (c) Documents. In addition to the documents described elsewhere in this Agreement, BancShares shall have received a certificate signed by each Seller certifying that the person executing this Agreement has full power and authority to execute and deliver this Agreement and a certification that the warranties and representations of the Seller as set forth in this Agreement are true and correct and, in the case of Doty Investments and UPC:

              (1) A certificate signed by an authorized officer of each dated as of the UPC Closing certifying that:

                  a. Each person executing this Agreement on its behalf is an officer (or other authorized person) of the entity holding the office or offices specified therein, with full power and authority to execute this Agreement and any and all other documents in connection herewith, and that the signature of each person set forth on such certificate is his or her genuine signature; and

                  b. In the case of Doty Investments only, that the governing body of Doty Investments has duly adopted resolutions (a copy of which shall be attached to such certificate) approving the substantive terms of this Agreement and authorizing the consummation of the transactions contemplated by this Agreement and certifying that such resolution has not been amended or modified and remains in full force and effect.

          10.3. Conditions to the Obligations of Sellers to Doty Closing. Unless waived in writing by a Seller, the obligation of each Seller (other than UPC and All Saints who will have no participation in any of the transactions contemplated in Article 4) to consummate the transactions contemplated in Article 4 of this Agreement is subject to the satisfaction at or prior to the Doty Closing of the following conditions:

          (a) Performance. Each of the material acts and undertakings of BancShares to be performed on or prior to the Doty Closing shall have been duly performed;

          (b) Representations and Warranties. The representations and warranties of BancShares contained in Article 6 of this Agreement shall be true and complete, in all material respects, on and as of the Doty Closing with the same effect as though made on and as of the Doty Closing;

          (c) Documents. Seller (other than UPC and All Saints) shall have received the following documents and instruments:

              (1) A certificate signed by an authorized officer of BancShares dated as of the Doty Closing certifying that:

                  a. BancShares' Board of Directors has duly adopted resolutions (copies of which shall be attached to such certificate) approving the substantive terms of this Agreement and authorizing the consummation of the transactions contemplated by this Agreement and certifying that such resolutions have not been amended or modified and remain in full force and effect; and

                  b. Each person executing this Agreement on behalf of BancShares is an officer of BancShares holding the office or offices specified therein, with full power and authority to execute this Agreement and any and all other documents in connection herewith, and that the signature of each person set forth on such certificate is his or her genuine signature;

              (2) A certificate signed respectively by an authorized officer of
                  BancShares stating that the conditions set forth in Article 10 of this Agreement have been fulfilled; and

          10.4. Conditions to Obligations of BancShares to Doty Closing. Unless waived in writing by BancShares, the obligation of BancShares to consummate the transactions contemplated in Article 4 of this Agreement is subject to the satisfaction at or prior to the Doty Closing of the following conditions:

          (a) Performance. Each of the material acts and undertakings of Sellers (other than UPC and All Saints) to be performed at or before the Doty Closing shall have been duly performed;

          (b) Representations and Warranties. The representations and warranties of the Sellers (other than UPC and All Saints) contained in Article 7 of this Agreement shall be true and correct, in all material respects, on and as of the Doty Closing with the same effect as though made on and as of the Doty Closing; and

          (c) Documents. In addition to the documents described elsewhere in this Agreement, BancShares shall have received a certificate signed by each Seller (other than UPC and All Saints) certifying that the person executing this Agreement has full power and authority to execute and deliver this Agreement and a certification that the warranties and representations of the Seller as set forth in this Agreement are true and correct and, in the case of Doty Investments:

              (1) A certificate signed by an authorized officer of Doty
                  Investments dated as of the Doty Closing certifying that:

                  a. The governing body has duly adopted a resolution (a copy of which shall be attached to such certificate) approving the substantive terms of this Agreement and authorizing the consummation of the transactions contemplated by this Agreement and certifying that such resolution has not been amended or modified and remains in full force and effect; and

                  b. Each person executing this Agreement on its behalf is an officer (or authorized person) of Doty Investments holding the office (or offices) specified therein, with full power and authority to execute this Agreement and any and all other documents in connection herewith, and that the signature of each person set forth on such certificate is his or her genuine signature.

          10.5. Conditions to Obligations of All Parties. The obligation of each party to effect each closing contemplated in this Agreement (which is applicable to such party) shall be subject to the condition that, at the time of such closing, no claim, action, suit, investigation or other proceeding shall be pending or threatened before any court or governmental agency which presents a substantial risk of the restraint or prohibition of the transactions contemplated by this Agreement or the obtaining of material damages or other relief in connection therewith.

                                  ARTICLE 11.

                                  TERMINATION

          11.1. Termination. This Agreement may be terminated at any time prior to either the UPC Closing or the Doty Closing, as follows:

                 (a) By consent in writing of all parties;

                 (b) By any party adversely affected if the applicable
                     conditions set forth in Article 10 shall not have been satisfied in all material respects (or waived) as of the applicable closing;

                 (c) By any party adversely affected if there shall have been a material breach of any obligation of the other party and such breach shall not have been remedied by the time of the applicable closing after receipt by the breaching party of written notice from another party specifying the nature of such breach and requesting that it be remedied.

          11.2. Effect of Termination. If this Agreement should be terminated prior to the UPC Closing, the obligations of the parties to this Agreement shall terminate. If this Agreement should be terminated after the UPC Closing, the UPC Closing and the transactions contemplated in Article 3 shall not be affected, but otherwise the obligations of the parties to this Agreement shall terminate except the provisions of Section 12.1. A termination under this
Article 11 (whether before or after the UPC Closing) shall not relieve any party of any liability for a breach of this Agreement or for any misstatement or misrepresentation, or be deemed to constitute a waiver of any available remedy for any such breach, misstatement or misrepresentation.

                                  ARTICLE 12.

                               GENERAL PROVISIONS

          12.1. Notices. Any notice, request, demand and other communication which any party may desire or may be required to give shall be in writing and shall be deemed to be duly given if delivered personally or mailed by certified or registered mail (postage prepaid, return receipt requested), air courier or facsimile transmission, addressed or transmitted to such other party as follows:

If to BancShares:                Pontotoc BancShares Corp.
                                 19 South Main Street
                                 Post Office Box 29
                                 Pontotoc, Mississippi 38863-0029
                                 Attention:  Mr. Buddy R. Montgomery

If to Bank:                      First National Bank of Pontotoc
                                 19 South Main Street
                                 Post Office Box 29
                                 Pontotoc, Mississippi 38863-0029
                                 Attention:  Mr. Buddy R. Montgomery

In each case,
with a copy to:                  Phelps Dunbar, L.L.P.
                                 Seventh Floor
                                 One Mississippi Plaza
                                 Post Office Box 1220
                                 Tupelo, Mississippi 38802-1220
                                 Attention:  F. M. Bush, III, Esquire

If to Doty Investments:          Doty Investments, L.P.
                                 912 University Avenue
                                 Oxford, Mississippi 38655
                                 Attention:  J. Richard Doty

With a copy to:                  Robert Walker, Esquire
                                 Baker, Donelson, Bearman & Caldwell
                                 165 Madison Avenue
                                 First Tennessee Building, 21st Floor
                                 Memphis, Tennessee 38103

If to Doty:                      Martha W. Doty
                                 2304 Colony Park Drive
                                 Birmingham, Alabama 35234

With a copy to:                  Robert Walker, Esquire
                                 Baker, Donelson, Bearman & Caldwell
                                 165 Madison Avenue
                                 First Tennessee Building, 21st Floor
                                 Memphis, Tennessee 38103

If to Jones:                     Gerry G. Jones
                                 C/O Robert Jones, Esquire
                                 1502 Mirror Lake Plaza
                                 2829 Lakeland Drive
                                 Jackson, Mississippi 39208

If to UPC:                       Union Planters Corporation
                                 7130 Goodlett Farms Parkway
                                 Post Office Box 387
                                 Memphis, Tennessee 38147
                                 Attention:  Jackson W. Moore, President

With a copy to:                  Wyatt, Tarrant & Combs, P.L.C.
                                 6075 Poplar Avenue, Suite 650
                                 Post Office Box 775000
                                 Memphis, Tennessee 38177-5000
                                 Attention:  R. Nash Neyland, Esquire

If to All Saints:                ______________________________
                                 ______________________________
                                 ______________________________
                                 Attention:______________________

With a copy to:                  Robert Walker, Esquire
                                 Baker, Donelson, Bearman & Caldwell
                                 165 Madison Avenue
                                 First Tennessee Building, 21st Floor
                                 Memphis, Tennessee 38103

or to such other address as any party may hereafter designate to the other parties in writing. Notice shall be deemed to have been given on the date reflected in the proof or evidence of delivery or, if none, on the date actually received.

          12.2. Assignability and Successors. This Agreement shall not be assignable by any of the parties; provided however, BancShares may assign and transfer all or any part of its rights and obligations under this Agreement to any other entity or person, but such assignments shall not relieve BancShares of its obligations under this Agreement. This Agreement shall inure to the benefit of, and be binding upon, the parties and their respective successors and permitted assigns.

          12.3. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws, and not the laws pertaining to choice or conflicts of laws, of the State of Mississippi, unless and to the extent that federal law controls.

          12.4. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

          12.5. Severability. If any portion or provision of this Agreement should be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any jurisdiction, such portion or provision shall be ineffective as to that jurisdiction to the extent of such invalidity, illegality or unenforceability, without affecting in any way the validity or enforceability of the remaining portions or provisions of this Agreement.

          12.6. Modifications, Amendments and Waivers. At any time prior to the UPC Closing or the Doty Closing, as the case may be, or the termination of this Agreement, the parties may, by written agreement:

                 (a) extend the time for performance of any of the obligations or other acts of any other party;

                 (b) waive any inaccuracies in the representations and
                     warranties made to such party by any other party in this Agreement or any other document delivered pursuant to this Agreement;

                 (c) waive compliance with any of the covenants or agreements in favor of such party by any other party in this Agreement; and

                 (d) amend or add to any provision of this Agreement; provided, however, that no provision of this Agreement may be amended or added to except by an agreement in writing signed by each party affected thereby and expressly stating that it is an amendment to this Agreement.

          12.7. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          12.8. Payment of Expenses. Except as set forth herein, each party shall pay its own fees and expenses (including, without limitation, legal fees and expenses) incurred by each in connection with the transactions contemplated hereunder.

          12.9. Finders and Brokers. The parties represent and warrant to each other that they have employed no broker, investment banker or finder in connection with the transactions described in this Agreement under an arrangement pursuant to which a fee is or may be due to such broker, investment banker or finder as a result of the execution of this Agreement or the closing of the transactions contemplated herein. This section shall survive the termination of this Agreement.

  12.10. Equitable Remedies. The parties agree that in the event of a breach of this Agreement, the parties will be without an adequate remedy at law by reason of the unique nature of the transactions contemplated herein. In recognition thereof, in addition to (and not in lieu of ) any remedies at law which may be available to the parties, the parties shall be entitled to obtain equitable relief, including the remedies of specific performance and injunction, in the event of a breach of this Agreement by the other party, and no attempt on the part of either party to obtain such equitable relief shall be deemed to constitute an election of remedies by such party which would preclude such party from obtaining any remedies at law to which it would otherwise be entitled.
Each party covenants that it shall not contend in any such proceeding that the other party is not entitled to a decree of specific performance by reason of having an adequate remedy at law.

  12.11. Attorneys' Fees. If any party shall bring an action at law or in equity to enforce its rights under this Agreement (including an action based upon a misrepresentation or the breach of any warranty, covenant, agreement or obligation, contained herein), the prevailing party in such action shall be entitled to recover from the other party or parties its reasonable costs and expenses necessarily incurred in connection with such action (including fees, disbursements and expenses of attorneys and costs of investigation).

  12.12. No Waiver. No failure, delay or omission of or by any party in exercising any right, power or remedy upon any breach or default of any other party shall impair any such rights, powers or remedies of the party not in breach or default, nor shall it be construed to be a waiver of any such right, power or remedy, or an acquiescence in any similar breach or default; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any provisions of this Agreement must be in writing and must be executed by the parties to this Agreement and shall be effective only to the extent specifically set forth in such writing.

  12.13. Remedies Cumulative. All remedies provided in this Agreement by law or otherwise shall be cumulative and not alternative.

  12.14. Bank/Doty Agreement. Nothing contained in this Agreement shall affect the parties' obligations under the Bank/Doty Agreement except (i) as expressly provided above in Article 2, and (ii) the purchase and sale of stock by a party under this Agreement shall satisfy such parties' obligations under the Bank/Doty Agreement applicable to such party.

  12.15. Pledge of Agreement. The parties acknowledge that this Agreement may be assigned to a commercial lending institution as security for a loan to BancShares to enable BancShares to consummate the UPC Closing and/or the Doty Closing. The parties consent to such assignment. Such assignment shall not operate as a release of BancShares or in any way modify the obligations of BancShares under this Agreement.

  12.16. Closing. It is the intention of all parties that the UPC Closing and the Doty Closing take place simultaneously on March 18, 1997.

  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first written above.


                                        PONTOTOC BANCSHARES CORP.


                                        By: /S/ Buddy R. Montgomery
                                            -----------------------------------

                                        Title: President
                                               --------------------------------


                                        FIRST NATIONAL BANK OF PONTOTOC


                                        By: /S/ Buddy R. Montgomery
                                            -----------------------------------

                                        Title: President
                                               ---------


                                        UNION PLANTERS CORPORATION


                                        By: /S/ Original Signed
                                            -----------------------------------

                                        Title: President
                                               --------------------------------

                                        Number of Shares: 264
                                                          ---------------------

                                        DOTY INVESTMENTS, L.P.


                                        By: /S/  J. Richard Doty
                                            -----------------------------------

                                        Title:  General Partner
                                                -------------------------------


                                        By: /S/  Martha Anne Doty
                                            ------------------------------------

                                        Title:  General Partner
                                                --------------------------------

                                        Number of Shares: 4,936
                                                          ----------------------


                                        /S/ Martha W. Doty
                                        ---------------------------------------
                                        MARTHA W. DOTY

                                        Number of Shares: 250
                                                          ---------------------

                                        /S/ Gerry G. Jones
                                        ---------------------------------------
                                        GERRY G. JONES

                                        Number of Shares: 1,107
                                                          ---------------------


                                        ALL SAINTS EPISCOPAL CHURCH OF
                                        MEMPHIS, TENNESSEE


                                        By: /S/ Original Signed
                                            -----------------------------------

                                        Title: Treasurer
                                               ---------------------------------